Nature of Operations and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2015
Nature of Operations and Summary of Significant Accounting Policies [Abstract]
Nature of Operations and Summary of Significant Accounting Policies

Note 1. Nature of Operations and Summary of Significant Accounting Policies

a.	Nature of Operations

Stratasys Ltd. (collectively with its subsidiaries, the “Company”) is a 3D solutions company, offering additive manufacturing (“AM”) solutions for the creation of parts used in the processes of designing and manufacturing products and for the direct manufacture of end parts. The Company's solutions include products ranging from entry-level desktop 3D printers to systems for rapid prototyping (“RP”) and large production systems for direct digital manufacturing (“DDM”). The Company also develops, manufactures and sells materials for use with its systems and provides related service offerings. The Company also provides a variety of custom manufacturing solutions through its direct manufacturing printed parts service as well as 3D printing related professional services offerings.

The Company has one operating segment, which generates revenues via the sale of its 3D printing systems and related consumables and by providing additive manufacturing solutions. The Company operates mainly through offices in Israel, the United States, Germany, Hong Kong and Japan. Entity-wide disclosures on net sales and property, plant and equipment are presented in note 13.

b.	Summary of Significant Accounting Policies

Basis of Presentation

The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Stratasys Ltd., its majority-owned subsidiaries and Variable Interest Entity (“VIE”) in which the Company is considered the primary beneficiary. All intercompany accounts and transactions, including profits from intercompany sales not yet realized outside the Company, have been eliminated in consolidation.

Functional Currency and Foreign Currency Transactions

A major part of the Company's operations are carried out by Stratasys Ltd. in Israel and its subsidiaries in the United States. The functional currency of these entities is the U.S. dollar (“dollar” or “$”). The functional currency of other subsidiaries is generally their local currency. The financial statements of those subsidiaries are included in the consolidated financial statements, based on translation into U.S. dollars. The effects of foreign currency translation adjustments are included in the Company's shareholders' equity as a component of accumulated other comprehensive loss in the accompanying consolidated balance sheets and related periodic movements are summarized as a line item in the Company's consolidated statements of comprehensive loss. Gains and losses arising from foreign currency remeasurements of balances denominated in non-functional currencies are reflected in financial expense, net in the consolidated statements of operations and comprehensive loss.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates using assumptions that affect the reported amounts of assets and liabilities and related disclosures at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates, and such differences may have a material impact on the Company's financial statements. As applicable to these consolidated financial statements, the most significant estimates relate to revenue recognition, inventories, fair value of stock-based compensation, obligations in connection with acquisitions, intangible assets and goodwill, uncertain tax positions, valuation allowances and contingent liabilities.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A hierarchy has been established for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that are developed using market data, such as publicly available information about actual events or transactions, and that reflect the assumptions that market participants would use when pricing the asset or liability. Unobservable inputs are inputs for which market data are not available and that are developed using the best information available about the assumptions that market participants would use when pricing the asset or liability. The fair value hierarchy categorizes into three levels. Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the reporting entity can access at the measurement date. Level 2 inputs include inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. Level 3 inputs are unobservable inputs for the asset or liability. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1 inputs) and the lowest priority to unobservable inputs (Level 3 inputs). Categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

Cash and Cash Equivalents

All highly liquid investments, which include short-term bank deposits that are not restricted as to withdrawal or use, with maturities of ninety days or less when acquired, are considered to be cash equivalents.

Short-term Bank Deposits

Short-term bank deposits are deposits with maturities of more than ninety days and up to one year. Short-term bank deposits are presented at their cost, including accrued interest.

Accounts Receivable and Net investment in Sales-Type Leases

Accounts receivable and net investment in sales-type leases are presented in the Company's consolidated balance sheets net of allowance for doubtful accounts. The Company estimates the collectability of its accounts receivable balances and adjusts its allowance for doubtful accounts accordingly. The Company carries its investment in sales-type leases based on discounting the minimum lease payments by the interest rate implicit in the lease and less an allowance for doubtful accounts (see also note 5).

On a periodic basis, the Company evaluates its accounts receivable and its investment in sales-type leases and establishes an allowance for doubtful accounts based on past write-offs and collections, current credit conditions and the age of the balances. The Company evaluates a number of factors to assess collectability, including an evaluation of the creditworthiness of the specific customer, past due amounts, payment history, and current economic conditions.

Allowance for doubtful accounts due to the Company's accounts receivable amounted to $675 thousands and $1,025 thousands as of December 31, 2015 and 2014, respectively. Allowance for doubtful accounts due to the Company's investment in sales-type leases amounted to $682 thousands and $452 thousands as of December 31, 2015 and 2014, respectively. Accounts are written-off against the allowance when management deems the accounts are no longer collectible. Changes in the allowance for doubtful accounts are recognized in selling, general and administrative expenses.

Derivative Instruments and Hedge Accounting

The Company is exposed to global market risks and to the risk that its earnings, cash flows and equity could be adversely impacted by fluctuations in foreign exchange rates. As part of the Company's risk management strategy, it uses foreign currency exchange forward contracts to hedge against certain foreign currency exposures. The Company does not enter into derivative transactions for trading purposes. The Company recognizes these derivative instruments as either assets or liabilities in the consolidated balance sheets at their fair value on a trade date basis. Derivatives in a gain position are reported in other current assets in the consolidated balance sheets and derivatives in a loss position are recorded in accrued expenses and other current liabilities in the consolidated balance sheets, on a gross basis.

On the date that the Company enters into a derivative contract, it designates the derivative for accounting purposes, as either a hedging instrument which qualifies for hedge accounting or as a non-hedging instrument which does not qualify for hedge accounting. In order to qualify for hedge accounting, the Company formally documents at the inception of each hedging relationship the hedging instrument, the hedged item, the risk management objective and strategy for undertaking each hedging relationship, and the method used to assess hedge effectiveness.

For each hedging instrument that hedges the exposure to variability in expected future cash flows and that is designated and effective as a cash flow hedge, the effective portion of the unrealized gain or loss on the derivative instrument is reported as a component of accumulated other comprehensive loss in the Company's shareholders' equity and is reclassified into earnings in the same period and in the same line item in which the hedged transaction affects earnings. The ineffective portion of the gain or loss on the derivative instrument, if any, is recognized in financial expense, net. The cash flows associated with these derivatives are reported in the consolidated statements of cash flows consistently with the classification of cash flows from the underlying hedged items that these derivatives are hedging.

For non-hedging instruments, the Company records the changes in fair value of derivative instruments in financial expense, net in the consolidated statements of operations and comprehensive loss. The cash flows associated with these derivatives are reflected as cash flows from operating activities in the consolidated statements of cash flows. Refer to Note 12 for further information regarding the Company's derivative and hedging activities.

Inventories

Inventories are stated at the lower of cost or net realizable value. Cost is determined mainly using standard cost, which approximates actual cost, on a first-in, first-out basis. Inventory costs consist of materials, direct labor and overhead. Net realizable value is determined based on estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation. The Company periodically assesses inventory for obsolescence and excess balances and reduces the carrying value by an amount equal to the difference between its cost and the net realizable value based on assumptions of future demand and historical sales patterns. The Company provided inventory write-downs for obsolescence and excess inventories in the amounts of $9,824 thousands and $5,370 thousands as of December 31, 2015 and 2014, respectively.

Inventories acquired in a business combination are recorded at their estimated fair value less costs of disposal and profit for sales efforts and recognized to cost of sales as that inventory is sold.

Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets, or in the case of leasehold improvements, the shorter of the lease term (including any renewal periods, if appropriate) or the estimated useful life of the asset. Repairs and maintenance are charged to expense as incurred, while betterments and improvements that extend the useful life or add functionality of property, plant and equipment are capitalized.

Depreciation is computed primarily over the following periods:

Useful Life in Years
Machinery and equipment	5
Buildings and improvements	25
Computer equipment and software	3
Office equipment, furniture and fixtures	5

The Company reviews the carrying amounts of property, plant and equipment for potential impairment when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. In evaluating recoverability, the Company groups assets and liabilities at the lowest level such that the identifiable cash flows relating to the group are largely independent of the cash flows of other assets and liabilities. The Company then compares the carrying amounts of the assets or asset groups with the related estimated undiscounted future cash flows. In the event impairment exists, an impairment charge is recorded at the amount by which the carrying amount of the asset or asset group exceeds the fair value. In addition, the remaining depreciation period for the impaired asset would be reassessed and, if necessary, revised. During the year ended December 31, 2015 the Company recorded impairment charges of $10.5 million related to certain of its facilities. Refer to Note 6 for further information.

Goodwill

Goodwill reflects the excess of the consideration transferred plus the fair value of any non-controlling interest in the acquiree at the acquisition date over the fair values of the identifiable net assets acquired. Goodwill is not amortized but rather is tested for impairment annually at the reporting unit level, or whenever events or circumstances present an indication of impairment. Goodwill is an asset representing the future economic benefits arising from other assets acquired in a business combination that are not individually identified and separately recognized.

       The primary items that generate goodwill include the value of the synergies between the acquired companies and the Company and the acquired assembled workforce, neither of which qualifies for recognition as an intangible asset.

The Company applies the Financial Accounting Standards Board (“FASB”) guidance when testing goodwill for impairment, which permits the Company to make a qualitative assessment, per a reporting unit, of whether goodwill is impaired, or opt to bypass the qualitative assessment and proceed directly to performing the first step of the two-step impairment test. If the Company performs a qualitative assessment and concludes that it is more likely than not that the fair value of a reporting unit exceeds its carrying value, goodwill is not considered impaired and the two-step impairment test is unnecessary. However, if the Company concludes otherwise, it is then required to perform the first step of the two-step impairment test.

The first step involves comparing the fair value of a reporting unit to its carrying amount. If the fair value of the reporting unit is determined to be greater than its carrying amount, the applicable goodwill is not impaired. If the reporting unit's carrying amount is determined to be greater than its fair value, the second step must be completed to measure the amount of impairment. Step two calculates the implied fair value of goodwill by deducting the fair value of all net identifiable assets, excluding goodwill, of the reporting unit from the fair value of the reporting unit as determined in step one. The implied fair value of the goodwill in this step is compared to the carrying value of goodwill. If the implied fair value of the goodwill is less than the carrying value of the goodwill, an impairment loss equivalent to the difference is recorded.

The evaluation of goodwill impairment requires the Company to make assumptions about future cash flows of the reporting unit being evaluated that include, among others, growth in revenues, margins realized, level of operating expenses and cost of capital. These assumptions require significant judgment and actual results may differ from assumed and estimated amounts.

During the year ended December 31, 2015 and 2014 the Company recorded impairment charge of $942.4 million and $102.5 million, respectively in order to reduce the carrying amount of goodwill to its implied fair value. For further details refer to note 7.

Other Intangible Assets

Intangible assets and their useful lives are as follows:

Weighted Average
Useful Life
Developed technology	4
Patents	8
Trademarks and trade names	9
Customer relationships	9
Capitalized software development costs	5
In-process research and development	Indefinite

Definite life intangible assets are amortized using the straight-line method over their estimated period of useful life, which is determined by identifying the period over which most of the cash flows are expected to be generated. Amortization of acquired developed technology is recorded in cost of sales. Amortization of trade name, customer relationships and non-compete agreement is recorded in selling, general and administrative expenses. The Company capitalizes in-process research and development (“IPR&D”) projects acquired as part of a business combination. On successful completion of each project, IPR&D assets are reclassified to developed technology and amortized over their estimated useful lives.

For definite life intangible assets, the Company reviews the carrying amounts for potential impairment when events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Examples of such a change in circumstances include a significant decrease in selling price, a significant adverse change in the extent or manner in which an asset is being used, or a significant adverse change in the legal or business climate. In evaluating recoverability, the Company groups assets and liabilities at the lowest level such that the identifiable cash flows relating to the group are largely independent of the cash flows of other assets and liabilities. The Company then compares the carrying amounts of the asset or assets groups with the related estimated undiscounted future cash flows. If the definite life intangible asset or assets group are considered to be impaired, an impairment charge is recorded as the amount by which the carrying amount of the asset or assets group exceeds the fair value.

Fair value is determined by using an applicable discounted cash flow model. In addition, the remaining amortization period for the impaired asset would be reassessed and, if necessary, revised. During the year ended December 31, 2015 and 2014 the Company recorded impairment charges of $260.3 and  $11.6 million, respectively, related to its definite life intangible assets. Refer to Note 8 for further information.

Indefinite-life intangible assets are not amortized but rather tested for impairment annually, or whenever events or circumstances present an indication of impairment. The Company applies the FASB guidance, which permits the Company to make a qualitative assessment of whether the indefinite-lived intangible asset is impaired, or opt to bypass the qualitative assessment and proceed directly to determine the indefinite-lived intangible asset's fair value. If the Company determines, based on the qualitative tests, that it is not more likely than not that the indefinite-lived intangible asset is impaired, no further action is required. Otherwise, the Company is required to perform the quantitative impairment test by comparing the fair value of the indefinite-life intangible asset to the indefinite-life intangible asset carrying amount. If the indefinite-life intangible asset is considered to be impaired, an impairment charge is recorded as the amount by which the carrying amount of the asset exceeds its fair value. During the year ended December 31, 2015 and 2014 the Company recorded impairment charges of $18.2 and $3.0 million, respectively, related to its indefinite-life intangible assets. Refer to Note 8 for further information.

Contingent Liabilities

Certain conditions, such as legal proceedings, may exist as of the date the financial statements are issued that may result in a loss to the Company, but that will only be resolved when one or more future events occur or fail to occur. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's management evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought. Such assessment inherently involves an exercise of judgment. Legal fees are expensed as incurred.

Management applies the FASB guidance when assessing losses resulting from contingencies. If the assessment of a contingency indicates that it is probable that loss would be incurred and the amount of the liability can be estimated, then the Company would record an accrued expense in the Company's financial statements based on its best estimate. Loss contingencies considered to be remote by management are generally not disclosed unless material.

Revenue Recognition

The Company derives revenue from sales of AM systems, consumables, and services. The Company's AM systems includes software and hardware that function together to provide the essential functionality of the tangible system. The Company recognizes revenue when (1) persuasive evidence of a final agreement exists, (2) delivery has occurred or services have been rendered, (3) the selling price is fixed or determinable, and (4) collectability is reasonably assured.

Revenues from sales to resellers are generally recognized upon shipment and when title and risk of loss have been transferred to the resellers. When products and services are sold to a reseller, the reseller is responsible for the installation of the system with the end user client. The Company accounts for such sales on a net basis since it is not the primary obligor in the arrangement with the end user client. Products and services sold directly by the Company to end customers are recognized based on the gross amount as the Company is the primary obligor in the arrangement, retains inventory risk for physical products, establishes the price for its products, and assumes the credit risk for amounts billed to its customers.

Revenue from sales-type leases may include systems, other products and maintenance contracts. The Company recognizes revenue from sales-type leases based on the net present value of future minimum lease payments. Product revenue from sales-type leases is generally recognized at the time of shipment. The portion of lease agreements related to maintenance contracts is deferred and recognized ratably over the coverage period. Revenue from operating leases is recognized ratably over the lease period.

For multiple-element arrangements the Company allocates revenue to all deliverables based on their relative selling prices and recognizes revenue when each element's revenue recognition criteria are met. In such circumstances, the Company uses the following hierarchy to determine the selling price to be used for allocating revenue to deliverables: (i) vendor-specific objective evidence of fair value (“VSOE”), (ii) third-party evidence of selling price (“TPE”), and (iii) best estimate of selling price (“BESP”).

VSOE exists only when the Company sells the deliverable separately and is established based on the price charged in such stand-alone transactions. BESP reflects the Company's best estimates of the price at which the Company would have sold the product regularly on a stand-alone basis.

Most service revenue is derived from the Company's direct manufacturing printed parts services and sales of maintenance contracts. The Company's direct manufacturing service revenue is recognized upon shipment or delivery of the parts, based on the terms of the sales arrangement.

The Company provides customers with maintenance under a warranty agreement and defers a portion of the revenue from the related printer at the time of the sale based on the relative selling price of those services. After the initial warranty period, the Company offers customers optional maintenance contracts ranging generally from one to three years. Deferred maintenance revenue is recognized ratably, on a straight-line basis, over the period of the service. Unearned revenues are derived mainly from these prepaid maintenance agreements. The Company classifies the portion of unearned revenue not expected to be earned in the subsequent 12 months as long-term. The changes in deferred revenues relating to warranty commitments were as follows:

	December 31, 2015	December 31, 2014

	(U.S. $ in thousands)
Balance at beginning of year	15,939	11,779
Revenue deferred in the period	19,413	21,582
Revenue recognized in the period	(21,252)	(17,422)
Balance at end of year	$14,100	$15,939

The Company assesses collectability as part of the revenue recognition process. This assessment includes a number of factors such as an evaluation of the creditworthiness of the customer, past due amounts, past payment history, and current economic conditions. If it is determined that collectability cannot be reasonably assured, the Company will defer recognition of revenue until collectability is assured.

Sales and Value Added Taxes

Taxes collected from customers and remitted to governmental authorities are recorded on a net basis (excluded from revenues) in the Company's consolidated statements of operations and comprehensive loss.

Advertising

Advertising costs are expensed as incurred and were approximately $23.5 million, $23.5 million and $13.5 million, for the years ended 2015, 2014 and 2013, respectively.

Shipping and handling costs

Shipping and handling costs are classified as cost of revenues.

Research and Development Costs

Expenditures for research, development and engineering of products and manufacturing processes, which consist mainly labor and materials costs are expensed as incurred. Payments received for collaborative agreements that reimburse the Company for costs actually incurred under joint development projects, are recognized as a reduction from research and development expenses. Government funding for development of approved projects is recognized as a reduction of expenses as the related cost is incurred. The Company is not required to pay royalties on sales of products developed using its government funding.

Income Taxes

The Company and its subsidiaries are subject to income taxes in the jurisdictions in which they operate. The Company provision for income taxes is based on statutory income tax rates in the tax jurisdictions where it operates, permanent differences between financial reporting and tax reporting, and available credits and incentives.

Deferred taxes are determined utilizing the “asset and liability” method based on the estimated future tax effects of temporary differences between the carrying amount and tax bases of assets and liabilities under the applicable tax laws, and on effective tax rates in effect when the deferred taxes are expected to be settled or realized. Deferred taxes for each jurisdiction are presented as a net asset or liability, net of any valuation allowances.

As of December 31, 2015 the Company's deferred tax liabilities and assets were classified as non-current on the Company's consolidated balance sheets, following the Company's early adoption, on a prospective basis, of a new Accounting Standard Update (“ASU”) issued by the FASB that requires that all deferred tax assets and liabilities, along with any related valuation allowance, be classified as noncurrent on the consolidated balance sheets. For further information, see below under “Recently Issued Accounting Pronouncements”. As of December 31, 2014, deferred tax liabilities and assets were classified as current or non-current on the Company's consolidated balance sheets based on the classification of the related asset or liability, or according to the expected reversal dates of the specific temporary differences where appropriate.

Deferred tax has not been provided on the following items:

1)	Taxes that would apply in the event of disposal of investments in foreign subsidiaries, as it is generally the Company's intention to hold these investments, not to realize them.

2)	Dividends distributable from the income of foreign companies as the Company does not expect these companies to distribute dividends in the foreseeable future. If these dividends were to be paid, the Company would have to pay additional taxes at a rate of up to 25% on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.

3)	Amounts of tax-exempt income generated from the Company's current Approved Enterprises (see note 9c) as the Company intends to permanently reinvest these profits and does not intend to distribute dividends from such income. If these dividends were to be paid, the Company would have to pay additional taxes at a rate up to 10% on the distribution, and the amount would be recorded as an income tax expense in the period the dividend is declared.

Valuation Allowances

     Valuation allowances are provided unless it is more likely than not that all or a portion of the deferred tax asset will be realized. In the determination of the appropriate valuation allowances, the Company considers future reversals of existing taxable temporary differences, the most recent projections of future business results, prior earnings history, carryback and carryforward and prudent tax strategies that may enhance the likelihood of realization of a deferred tax asset. Assessments for the realization of deferred tax assets made at a given balance sheet date are subject to change in the future, particularly if earnings of a subsidiary are significantly higher or lower than expected, or if the company takes operational or tax positions that could impact the future taxable earnings of a subsidiary.

Uncertain Tax Positions

In accordance with ASC 740, Accounting for Income Taxes, the Company takes a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining whether the weight of available evidence indicates that it is more likely than not that, on an evaluation of the technical merits, the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is performed only if the tax position meets the more-likely-than-not recognition threshold and is to measure the tax benefit as the largest amount which is more than 50% likely of being realized upon ultimate settlement. The Company reevaluates these tax positions quarterly and makes adjustments as required. The liabilities relating to uncertain tax positions are classified as current in the consolidated balance sheets to the extent the company anticipates making payments within one year. The Company classifies interest and penalties recognized in the financial statements relating to uncertain tax positions under the provision for income taxes.

The Company presents unrecognized tax benefits as a reduction to deferred tax asset where a net operating loss, a similar tax loss, or a tax credit carryforward exists, when settlement in this manner is available under the applicable tax law.

Stock-Based Compensation

The Company measures and recognizes compensation expense for its equity classified stock-based awards, including stock-based option awards and restricted stock units (“RSUs”) under the Stratasys Ltd. 2012 Omnibus Equity Incentive Plan (the “2012 Plan”) based on estimated fair values on the grant date. The Company calculates the fair value of stock-based option awards on the date of grant using the Black-Scholes option pricing model. The option-pricing model requires a number of assumptions, of which the most significant are the expected share price volatility and the expected option term. The computation of expected volatility is based on historical volatility of the Company's shares. The expected option term is calculated using the simplified method in accordance with ASC 718, Compensation – Stock Compensation, as adequate historical experience is not available to provide a reasonable estimate. The interest rate for periods within the expected term of the award is based on the U.S. Treasury yield curve in effect at the time of grant. The Company's expected dividend rate is zero since the Company does not currently pay cash dividends on its shares and does not anticipate doing so in the foreseeable future. Each of the above factors requires the Company to use judgment and make estimates in determining the percentages and time periods used for the calculation. If the Company were to use different percentages or time periods, the fair value of stock-based option awards could be materially different. Stock-based compensation expense for RSUs is measured based on the fair value of the Company's common stock on the date of grant. The fair value of RSUs is determined based on the quoted price of the Company's ordinary shares on the date of the grant. The Company recognizes stock-based compensation cost for option awards and RSUs on a straight-line basis over the employee's requisite service period (primarily a four-year period), net of estimated forfeitures.

Liability classified stock-based awards which are deemed to have a substantive cash settlement feature are accounted for in accordance with ASC 718, Compensation – Stock Compensation. These awards are measured at each reporting date, based on their fair value until the awards are settled. Compensation costs for these awards are expensed over the requisite service period and adjusted for changes in fair value prorated for the portion of the requisite service period rendered.

Earnings per Share

The Company complies with ASC 260, Earnings per Share, which requires dual presentation of basic and diluted income (loss) per ordinary share attributable to Stratasys Ltd. for all periods presented. Basic earnings per share is computed by dividing net income (loss) attributable to common stockholders of Stratasys Ltd., including adjustment of redeemable non-controlling interest to its redemption amount, by the weighted average number of ordinary shares (including fully vested RSUs) outstanding for the reporting periods.

In computing the Company's diluted earnings per share, the numerator used in the basic earnings per share computation is adjusted for the dilutive effect, if any, of the Company's deferred payments liability revaluation to it fair value, as it may be settled in shares that would result from the assumed issuance of potential common shares. The denominator for diluted earnings per share is a computation of the weighted-average number of ordinary shares and the potential dilutive ordinary shares outstanding during the period. Potential dilutive shares outstanding include the dilutive effect of in-the-money options and unvested restricted stock units (“RSUs”) using the treasury stock method, shares held back from issuance in connection with the MakerBot transaction and presumed share settlement of the Company's deferred payments liability and other retention settlements in connection with the acquisitions.

Restructuring

The Company recognizes restructuring charges in connection with restructuring initiatives designed to adjust the Company's cost and operating structure to better align with the current market environment and improve efficiencies across the Company. Restructuring charges include employee severance and associated termination costs related to the reduction of workforce, costs related to facilities closures, impairment charges on long-lived assets and contract termination costs.

Business Combinations

The Company allocates the fair value of consideration transferred in a business combination to the assets acquired, liabilities assumed, and non-controlling interests in the acquired business based on their fair values at the acquisition date. Acquisition-related expenses and restructuring costs are recognized separately from the business combination and are expensed as incurred. The excess of the fair value of the consideration transferred plus the fair value of any non-controlling interest in the acquiree over the fair value of the assets acquired, liabilities assumed in the acquired business is recorded as goodwill. The fair value of the consideration transferred may include a combination of cash, equity securities, earn out payments and deferred payments. The allocation of the consideration transferred in certain cases may be subject to revision based on the final determination of fair values during the measurement period, which may be up to one year from the acquisition date. The cumulative impact of revisions during the measurement period is recognized in the reporting period in which the revisions are identified. The Company includes the results of operations of the businesses that it has acquired in its consolidated results prospectively from the respective dates of acquisition.

The Company records obligations in connection with its business combinations at fair value on the acquisition date. Each reporting period thereafter, the Company revalues earn-out payments and deferred payments which are classified as liabilities and records the changes in their fair value in the consolidated statements of operations and comprehensive loss.

Changes in the fair value of the obligations in connection with its business combinations can result from adjustments to the discount rates, the Company's shares price, sales and profitability targets. These fair value measurements represent Level 3 measurements, as they are based on significant inputs not observable in the market. Significant judgment is required in determining the assumptions utilized as of the acquisition date and for each subsequent measurement period. Accordingly, changes in the assumptions described above could have a material impact on the Company's consolidated results of operations.

Redeemable Non-controlling Interests

Non-controlling interests with embedded redemption features, such as put options, whose settlement is not at the Company's discretion, are considered redeemable non-controlling interests. Redeemable non-controlling interests are considered to be temporary equity and are therefore presented as a mezzanine section between liabilities and equity on the Company's consolidated balance sheets. Redeemable non-controlling interests are measured at the greater of the initial carrying amount adjusted for the non-controlling interest's share of comprehensive income or loss or its redemption value. Adjustments of redeemable non-controlling interest to its redemption value are recorded through additional paid-in capital.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of short term bank deposits, cash and cash equivalents, trade receivables, investment in sales-type leases and foreign currency exchange forward contracts. Most of the Company's cash and cash equivalents are invested in U.S. dollar instruments with major banks in the U.S., Israel and Europe. Management believes that the credit risk with respect to the financial institutions that hold the Company's cash, cash equivalents and deposits is low.

  Concentration of credit risk with respect to accounts receivable is limited due to the relatively large number of customers and their wide geographic distribution. In addition, the Company tries to reduce its credit exposures to its accounts receivable by credit limits, credit insurance, ongoing credit evaluation and account monitoring procedures.

Reclassifications

Certain reclassifications have been made to the prior years' financial statements to conform to the current year presentation. These reclassifications had no net effect on previously reported results of operations.

Recently Issued Accounting Pronouncements

        In February, 2016, the FASB issued a new ASU which revise lease accounting guidance. Under the new guidance, lessees will be required to recognize a right-of-use asset and a lease liability for all leases, other than leases that meet the definition of a short-term lease. The liability and the right-of-use asset arising from the lease will be measured as the present value of the lease payments. The new standard is effective for fiscal year beginning after December 15, 2018, including interim periods within those fiscal years. Early adoption is permitted. The new standard must be adopted using a modified retrospective transition approach. The Company is currently evaluating the impact of the adoption of the new lease accounting guidance on its consolidated financial statements.

 In November 2015, the FASB issued an ASU, which provides presentation requirements to classify deferred tax assets and liabilities as noncurrent on the balance sheet. This ASU eliminates the previous requirement for entities to present deferred tax liabilities and assets as current and noncurrent on the balance sheet. The amendments in this ASU are effective for reporting periods beginning after December 15, 2016, with early adoption permitted on a retrospective or prospective basis. The Company has elected to early adopt this ASU in its consolidated financial statements on a prospective basis. Other than the changes in balance sheet presentation of deferred income tax assets and liabilities as of December 31, 2015, the adoption of this ASU does not have a material impact on the Company's consolidated financial statements. Prior periods were not retrospectively adjusted.

In September 2015, the FASB issued an ASU, which simplifies the accounting for measurement-period adjustments. This ASU requires that the cumulative impact of a measurement period adjustment (including the impact on prior periods) be recognized in the reporting period in which the adjustment is identified. This is a change from the previous requirement that the adjustments be recorded retrospectively. This ASU also requires disclosure regarding the portion of the adjustment recorded in the current period earnings, per line item, that would have been recorded in previous reporting periods if the adjustment to the provisional amounts had been recognized as of the acquisition date. This ASU is effective for annual reporting periods (including interim reporting periods within those periods) beginning after December 15, 2015 Early application is permitted and should be applied prospectively. The Company has early adopted this ASU. The adoption does not have a material effect on the Company's condensed consolidated financial statements.

In July 2015, FASB issued an ASU, which simplifies the guidance on the subsequent measurement of inventory. Under this ASU, inventory will be measured at the “lower of cost and net realizable value” and options that currently exist for “market value” will be eliminated. This ASU defines net realizable value as the “estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal, and transportation”. No other changes were made to the current guidance on inventory measurement. This ASU is effective for interim and annual periods beginning after December 15, 2016. Early application is permitted and should be applied prospectively. The Company has early adopted this ASU. The adoption of this guidance does not have a material impact on the Company's consolidated financial statements.

In May 2014, the FASB issued guidance on revenue from contracts with customers that will supersede the current revenue recognition guidance. The new revenue recognition standard provides a unified model to determine when and how revenue is recognized. The core principle of the new revenue recognition standard is that an entity should recognize revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. The new revenue recognition standard is effective for annual reporting periods beginning after December 15, 2017, including interim periods within that reporting period. Early adoption is permitted for annual reporting periods beginning after December 15, 2016. This standard may be applied retrospectively to each prior period presented or retrospectively with the cumulative effect recognized as of the date of adoption. The Company is currently evaluating the impact of the adoption of the new revenue recognition standard on its consolidated financial statements.